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                                                                   Exhibit 10.16


                                 CELLOMICS, INC.

                                 2000 STOCK PLAN



         1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Parent and Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights, stock grants and stock appreciation rights may also be granted under the Plan.

         2. Certain Definitions. As used herein, the following definitions shall apply:


                  (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

                  (b) "Award" means any option, stock purchase right, stock grant or stock appreciation right granted to a Participant under the Plan.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Change in Control" means (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) through a tender offer, open market purchases and/or other purchases is or becomes a beneficiary owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities or (ii) a majority of the Board shall be comprised of persons who (x) were elected in one or more contested elections for the Board and (y) had not been nominated by the then existing Board when they were first elected to the Board.

                  (e) "Code" means the Internal Revenue Code of 1986, as amended.

                  (f) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

                  (g) "Common Stock" means the Common Stock of the Company.

                  (h) "Company" means Cellomics, Inc., a Delaware corporation.

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                  (i) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

                  (j) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Parent or Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave;
(iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

                  (k) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established stock exchange or a national market system including, without limitation, the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

                           (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

                  (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.


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                  (p) "Option" means a stock option granted pursuant to the
Plan.

                  (q) "Optioned Stock" means the Common Stock subject to an Option.

                  (r) "Optionee" means an Employee or Consultant who receives an Option.

                  (s) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (t) "Participant" means an Employee, non-Employee Member of the Board or Consultant who receives an Award under the Plan.

                  (u) "Plan" means this 2000 Stock Plan.

                  (v) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of stock or stock purchase rights under Section 11 below.

                  (w) "SAR" means a stock appreciation right, which is the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as adjusted in accordance with Section 13 of the Plan.

                  (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

                  (y) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.


         3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned, issued or sold under the Plan is 2,319,449 Shares of Common Stock. The Shares may be authorized, but unissued Shares, reacquired Shares, Shares acquired on the open market specifically for distribution under this Plan, or any combination thereof.


                  If an Option or SAR should expire or become unexercisable for any reason without having been exercised in full, or if shares of Restricted Stock are forfeited, the unused Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                           (i) Administration With Respect to Directors and
                  Officers. With respect to grants of Awards to Employees who are also officers or directors of the


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                  Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                           (ii) Multiple Administrative Bodies. If permitted by
                  Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                           (iii) Administration With Respect to Consultants and
                  Other Employees. With respect to grants of Awards to Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
                  Stock, in accordance with Section 2(l) of the Plan;

                           (ii) to select the officers, Consultants and
                  Employees to whom Awards may from time to time be granted hereunder;

                           (iii) to determine whether and to what extent
                  Options, stock grants, stock purchase rights or SARs, or any combination thereof, are granted hereunder;


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                           (iv) to determine the number of shares of Common
                  Stock to be covered by each such Award granted hereunder;

                           (v) to approve forms of agreement for use under the
                  Plan;

                           (vi) to determine the terms and conditions, not
                  inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other Award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                           (vii) to determine whether and under what
                  circumstances an Option or SAR may be settled in cash under subsection 9(f) instead of Common Stock;

                           (viii) to determine whether, to what extent and under
                  what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

                           (ix) to reduce the exercise price of any Option or
                  SAR to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or SAR shall have declined since the date the Option or SAR was granted;

                           (x) to determine the terms and restrictions
                  applicable to stock grants, stock purchase rights and the Restricted Stock granted by such stock grant or purchased by exercising such stock purchase rights; and

                           (xi) in its discretion, upon a Change in Control to
                  vest and make exerciseable any Award granted hereunder which is not fully vested or exercisable and to remove any restrictions on Restricted Stock effective upon the occurrence of a Change in Control or the termination of a Participant's service to the Company.

                  (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and any other holders of any Awards granted hereunder.

         5. Eligibility.


                  (a) Nonstatutory Stock Options and SARs may be granted to Employees, non-Employee Members of the Board and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or SAR may, if he is otherwise eligible, be granted additional Options or SARs.


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                  (b) Each Option shall be designated in the written option
agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

                  (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                  (d) The Plan shall not confer upon any Participant any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of the Plan.

         7. Terms of Options and SARs. The term of each Option or SAR shall be the term stated in the written agreement evidencing such Option or SAR; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written agreement evidencing such Option.

         8. Option Exercise Price and Consideration.


                  (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                           (i) In the case of an Incentive Stock Option

                           (A) granted to an Employee who, at the time of the
                  grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.


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                           (B) granted to any Employee, the per Share exercise
                  price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (ii) In the case of a Nonstatutory Stock Option
                  granted to any person, the per Share exercise price may be less than the Fair Market Value per Share on the date of grant.

                  (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

         9. Exercise of Options or SARs.


                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Participant, and as shall be permissible under the terms of the Plan.

                  An Option or SAR may not be exercised for a fraction of a Share.

                  An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise such Option or SAR and, if an Option is to be exercised, full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer


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agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

                  Exercise of an Option or SAR in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option or SAR, by the number of Shares as to which the Option or SAR is exercised.

                  (b) Termination of Employment. In the event of termination of a Participant's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Participant may, but only within ninety
(90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written agreement evidencing such Option or
SAR), exercise his Option or SAR to the extent that such Participant was entitled to exercise it at the date of such termination. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of such termination, or if such Participant does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

                  (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, in the event of termination of a Participant's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), such Participant may, but only within twelve (12) months (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Options and not exceeding twelve (12) months) from the date of such termination (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written agreement evidencing such Option or SAR), exercise the Option or SAR to the extent otherwise entitled to exercise it at the date of such termination. To the extent that such Participant was not entitled to exercise the Option or SAR at the date of termination, or if such Participant does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

                  (d) Death of Optionee. In the event of the death of a Participant, the Option or SAR may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option or SAR as set forth in the written agreement evidencing such Option or SAR), by the Participant's estate or by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, but only to the extent the Participant was entitled to exercise the Option or SAR at the date of death. To the


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extent that such Participant was not entitled to exercise the Option or SAR at the date of death, or if such Participant's estate or any person who acquired the right to exercise the Option or SAR by bequest or inheritance does not exercise such Option or SAR to the extent so entitled within the time specified herein, the Option or SAR shall terminate.

                  (e) Rule 16b-3. Options or SARs granted to persons subject to
Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option or SAR previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

                  (g) Payout Provisions. At the discretion of the Company, the payment to a Participant upon exercise of a SAR, may be in cash, in Shares of equivalent value, or in some combination thereof, subject to the availability of Shares to the Company under the Plan.

         10. Non-Transferability of Options or SARs. The Option or SAR may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The terms of the Option or SAR shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

         11. Stock Grants and Stock Purchase Rights.


                  (a) Awards and Rights to Purchase. Stock grants and stock purchase rights may be issued to Employees, non-Employee Members of the Board and Consultants, either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will make a stock grant or offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the grant or offer, including the number of Shares that such person shall be granted or entitled to purchase, any repurchase rights of the Company and the terms thereof and, in the case of a right to purchase (i) the price to be paid, and (ii) the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement, as the case may be, in the form determined by the Administrator.

                  (b) Other Provisions. The Restricted Stock grant agreement and purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock grant agreements or purchase agreements need not be the same with respect to each purchaser.


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                  (c) Rights as a Shareholder. Once the stock grant is completed or a stock purchase right is exercised, the grantee or purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her grant or purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock grant is completed or the stock purchase right is exercised, except as provided in
Section 13 of the Plan.

         12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Participants may satisfy withholding obligations as provided in this paragraph. When a Participant incurs tax liability in connection with an Option, stock grant, stock purchase right or SAR, which tax liability is subject to tax withholding under applicable tax laws, and the Participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or SAR, or the Shares to be issued in connection with the stock grant or stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

                  In the event that the Company elects to make a payment to the Participant in cash upon the exercise of a SAR, the Participant may satisfy the withholding tax obligation by electing to have the Company withhold from such payment the amount required to satisfy such withholding tax obligation.

                  All elections by a Participant to have Shares or cash withheld for this purpose, as the case may be, shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option, stock purchase right or SAR, as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Participant is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                  In the event the election to have Shares or cash withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares or full amount



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of cash, as the case may be, with respect to which the Option, stock grant, stock purchase right or SAR is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares, or the proper amount of cash, as the case may be, on the Tax Date.

         13. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or SAR, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or SARs have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or SAR, as well as the price per share of Common Stock covered by each such outstanding Option or SAR, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or SAR.

                  In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Participant at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, any Option or SAR will terminate immediately prior to the consummation of such proposed action and any restrictions on Restricted Stock shall expire immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (each hereinafter, a "merger"), the Board may authorize outstanding Options or SARs to be assumed or an equivalent option or stock appreciation right to be substituted by such successor corporation or a parent or subsidiary of such successor corporation and may assign any restrictions on Restricted Stock to the successor corporation. In the event that such successor corporation does not agree to assume the Option or SAR, or to substitute an equivalent option or stock appreciation right, the Board shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise all Options or SARs previously granted to such Participant, including Options or SARs which would not otherwise be exercisable. If the Board makes an Option or SAR fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Participant that the Option or SAR shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or SAR will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger, the Option or SAR, confers the right to purchase, or receive the appreciation in Fair Market Value, as the



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case may be, for each Share of stock subject to the Option or SAR immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         14. Time of Granting Options. The date of grant of an Option or SAR shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or SAR, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option or SAR is so granted within a reasonable time after the date of such grant.

         15. Amendment and Termination of the Plan.


                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or SARs already granted and such Options or SARs shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board, which agreement must be in writing and signed by the Participant and the Company.

         16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or SAR unless the exercise of such Option or SAR and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.


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


                  As a condition to the exercise of an Option or SAR, the Company may require the person exercising such Option or SAR to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         18. Agreements. Options, stock grants, stock purchase rights and SARs shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

         19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

         20. Information to Participants. The Company shall provide to each Participant, during the period for which such Participant has one or more Options or SARs outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options or SARs under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

         21. Governing Law. The validity, constrictions and effect of the Plan, agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the state of Delaware, without regard to its conflict of laws principles.



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